UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04775

MFS SERIES TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2014

MFS® GROWTH FUND

MEG-ANN

MFS® GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy stands on firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The labor market has regained momentum,

consumer confidence has improved and gasoline prices have fallen sharply. Accordingly, expectations are strong for continued economic recovery into 2015.

In contrast, all other major economic regions are struggling. The eurozone economy is barely expanding, and deflation is a growing concern. The European Central Bank (ECB) has attempted to stimulate the region’s economy, and many market participants believe the ECB will introduce large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a technical recession,

leading to additional monetary stimulus from the Bank of Japan. The Chinese economy is slowing down, and its growth rate will likely continue to fall as it transitions to a more sustainable basis.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

January 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.4%
Visa, Inc., “A”	3.1%
Google, Inc., “A”	2.5%
Facebook, Inc., “A”	2.5%
Danaher Corp.	2.3%
MasterCard, Inc., “A”	2.2%
Actavis PLC	2.1%
American Tower Corp., REIT	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Google, Inc., “C”	2.1%

Equity sectors
Health Care	20.1%
Technology	18.9%
Retailing	11.7%
Leisure	10.3%
Financial Services	10.3%
Industrial Goods & Services	6.6%
Special Products & Services	5.4%
Consumer Staples	4.9%
Energy	3.1%
Utilities & Communications	2.1%
Basic Materials	1.8%
Autos & Housing	1.6%
Transportation	1.3%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 11/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2014, Class A shares of the MFS Growth Fund (“fund”) provided a total return of 13.82%, at net asset value. This compares with a return of 17.50% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through October 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection and an underweight position in the technology sector detracted from performance relative to the Russell 1000 Growth Index. The fund’s underweight position in computer and personal electronics maker Apple and not holding software giant Microsoft dampened relative results as both stocks outpaced the benchmark during the reporting period. Shares of Apple rose on strong revenue growth fueled by sales of the iPhone and Mac products. The stock price was further strengthened by the announcement of an increase to the quarterly dividend, an expansion of the company’s capital return program by end of 2015 and a 7:1 stock split. Additionally, the

Management Review – continued

much-anticipated release of the iPhone 6 and iPhone 6 Plus models aided the stock’s performance. An overweight position in internet search giant Google further weighed on relative returns.

Stock selection in the consumer staples sector also hindered relative results. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection in the energy sector was an additional negative factor for relative results. An overweight position in offshore drilling company Noble Energy detracted from relative results as the stock lagged the benchmark during the reporting period.

Elsewhere, overweight positions in complex aerospace metal parts manufacturer Precision Castparts, online travel company Priceline and global media company Discovery Communications hampered relative returns. Shares of Precision Castparts fell as the company reported weak earnings due to lower revenue which resulted from decreased organic growth and unexpected changes in delivery schedules. Not holding eye and skin care products company Allergan and biotechnology medicines company Amgen further detracted from relative performance.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

An overweight position in the health care sector was a key driver of relative performance. The fund’s overweight position in investment holding company Activas, biopharmaceutical company Alexion Pharmaceuticals and life sciences supply company Thermo Fisher Scientific were among the fund’s top relative contributors for the reporting period. Shares of Thermo Fisher Scientific were aided by positive earnings due, in part, to increased organic growth and demand in the company’s pharmaceutical and biotechnology businesses. Holdings of healthcare products company Covidien (b) and development stage biopharmaceutical company Puma Biotechnology (b) further supported relative returns.

In other sectors, not owning poor-performing computer products and services provider International Business Machines (IBM) aided relative results. The fund’s overweight positions in broadcast and communication tower management firm American Tower, hotel operator Marriott International, social networking service provider Facebook and data storage systems provider EMC also contributed to relative performance. Shares of Facebook rose as the company released strong results highlighted by increased advertising revenue per user (ARPU), click-through rates and mobile advertising

Management Review – continued

revenue. A steep increase in pricing per ad marked the first time mobile revenue exceeded desktop revenue. The company’s user base also doubled in size and continued to improve monetization.

Respectfully,

Eric Fischman	Matthew Sabel
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective April 30, 2014, Matthew Sabel is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/13/93	13.82%	15.73%	9.87%	N/A
B	12/29/86	12.96%	14.87%	9.05%	N/A
C	4/01/96	12.95%	14.86%	9.05%	N/A
I	1/02/97	14.10%	16.02%	10.14%	N/A
R1	4/01/05	12.96%	14.87%	N/A	9.52%
R2	10/31/03	13.52%	15.44%	9.53%	N/A
R3	4/01/05	13.81%	15.74%	N/A	10.34%
R4	4/01/05	14.10%	16.02%	N/A	10.63%
R5	8/26/11	14.20%	N/A	N/A	21.60%
Comparative benchmark
Russell 1000 Growth Index (f)		17.50%	16.77%	9.02%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		7.27%	14.37%	9.22%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		8.96%	14.64%	9.05%	N/A
C With CDSC (1% for 12 months) (v)		11.95%	14.86%	9.05%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2014 through November 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2014 through November 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/14	Ending Account Value 11/30/14	Expenses Paid During Period (p) 6/01/14-11/30/14
A	Actual	0.98%	$1,000.00	$1,079.86	$5.11
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
B	Actual	1.74%	$1,000.00	$1,075.69	$9.05
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
C	Actual	1.74%	$1,000.00	$1,075.65	$9.05
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
I	Actual	0.74%	$1,000.00	$1,081.01	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R1	Actual	1.74%	$1,000.00	$1,075.59	$9.05
	Hypothetical (h)	1.74%	$1,000.00	$1,016.34	$8.80
R2	Actual	1.24%	$1,000.00	$1,078.34	$6.46
	Hypothetical (h)	1.24%	$1,000.00	$1,018.85	$6.28
R3	Actual	0.99%	$1,000.00	$1,079.73	$5.16
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R4	Actual	0.74%	$1,000.00	$1,081.08	$3.86
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R5	Actual	0.63%	$1,000.00	$1,081.60	$3.29
	Hypothetical (h)	0.63%	$1,000.00	$1,021.91	$3.19

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

11/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
Honeywell International, Inc.	1,004,861	$99,551,579
Precision Castparts Corp.	520,747	123,885,712

		$223,437,291
Alcoholic Beverages - 1.0%
Constellation Brands, Inc., “A” (a)	823,035	$79,340,574
Pernod Ricard S.A.	360,946	42,806,114

		$122,146,688
Apparel Manufacturers - 3.2%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	394,273	$70,890,818
NIKE, Inc., “B”	812,383	80,661,508
PVH Corp.	468,394	59,551,613
VF Corp.	2,258,063	169,738,596

		$380,842,535
Automotive - 0.2%
BorgWarner Transmission Systems, Inc.	491,028	$27,772,544

Biotechnology - 7.3%
Alexion Pharmaceuticals, Inc. (a)	985,981	$192,167,697
Biogen Idec, Inc. (a)	481,515	148,157,350
Celgene Corp. (a)	1,498,240	170,334,906
Gilead Sciences, Inc. (a)	928,739	93,171,096
Isis Pharmaceuticals, Inc. (a)(l)	325,330	16,848,841
Puma Biotechnology, Inc. (a)	179,031	40,643,618
Regeneron Pharmaceuticals, Inc. (a)	350,149	145,700,500
Vertex Pharmaceuticals, Inc. (a)	445,672	52,535,815

		$859,559,823
Broadcasting - 3.5%
Discovery Communications, Inc., “C” (a)	590,639	$20,087,632
Time Warner, Inc.	1,408,715	119,909,821
Twenty-First Century Fox, Inc.	5,292,715	194,771,912
Walt Disney Co.	778,335	72,003,771

		$406,773,136
Brokerage & Asset Managers - 3.1%
Affiliated Managers Group, Inc. (a)	378,736	$77,106,862
BlackRock, Inc.	244,710	87,870,467

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - continued
Intercontinental Exchange, Inc.	887,155	$200,488,158

		$365,465,487
Business Services - 3.5%
Cognizant Technology Solutions Corp., “A” (a)	3,800,958	$205,213,722
Equifax, Inc.	69,187	5,503,826
FleetCor Technologies, Inc. (a)	816,495	124,017,426
Realogy Holdings Corp. (a)	699,085	32,171,892
Verisk Analytics, Inc., “A” (a)	719,894	44,619,030

		$411,525,896
Cable TV - 1.4%
Comcast Corp., “Special A”	2,876,157	$163,394,479

Chemicals - 1.1%
Monsanto Co.	1,029,766	$123,479,241

Computer Software - 3.8%
Adobe Systems, Inc. (a)	1,310,613	$96,565,966
Citrix Systems, Inc. (a)	533,752	35,393,095
Oracle Corp.	3,198,327	135,641,048
PTC, Inc. (a)	302,807	11,830,669
Salesforce.com, Inc. (a)	2,708,787	162,175,078

		$441,605,856
Computer Software - Systems - 5.3%
Apple, Inc.	3,366,234	$400,346,210
EMC Corp.	7,475,538	226,882,578

		$627,228,788
Construction - 1.4%
Sherwin-Williams Co.	663,558	$162,478,812

Consumer Products - 1.4%
Colgate-Palmolive Co.	1,561,862	$108,689,977
Estee Lauder Cos., Inc., “A”	724,064	53,682,105

		$162,372,082
Consumer Services - 1.9%
Ctrip.com International Ltd., ADR (a)	192,680	$10,420,134
Priceline Group, Inc. (a)	178,190	206,734,256

		$217,154,390

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 3.2%
AMETEK, Inc.	2,136,911	$108,896,985
Danaher Corp.	3,165,632	264,520,210

		$373,417,195
Electronics - 0.8%
Altera Corp.	1,251,510	$47,081,806
Broadcom Corp., “A”	1,045,256	45,081,891

		$92,163,697
Energy - Independent - 1.9%
Anadarko Petroleum Corp.	960,521	$76,025,237
Concho Resources, Inc. (a)	244,786	23,315,867
Noble Energy, Inc.	1,308,410	64,347,604
Pioneer Natural Resources Co.	409,473	58,648,818
Whiting Petroleum Corp. (a)	104,694	4,373,068

		$226,710,594
Entertainment - 0.3%
Netflix, Inc. (a)	96,966	$33,607,446

Food & Beverages - 2.0%
Danone S.A.	722,418	$51,012,843
Mead Johnson Nutrition Co., “A”	911,025	94,600,836
Mondelez International, Inc.	2,260,585	88,614,932

		$234,228,611
Food & Drug Stores - 0.9%
CVS Health Corp.	1,126,720	$102,937,139

Gaming & Lodging - 3.4%
Hilton Worldwide Holdings, Inc. (a)	1,582,795	$41,500,885
Las Vegas Sands Corp.	1,637,599	104,298,680
Marriott International, Inc., “A”	1,210,019	95,337,397
Wynn Resorts Ltd.	857,474	153,153,431

		$394,290,393
General Merchandise - 0.9%
Costco Wholesale Corp.	711,481	$101,115,680

Insurance - 0.2%
MetLife, Inc.	432,398	$24,045,653

Internet - 9.0%
Alibaba Group Holding Ltd., ADR (a)	101,668	$11,350,216
Facebook, Inc., “A “ (a)	3,703,524	287,763,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - continued
Google, Inc., “A” (a)	527,858	$289,836,271
Google, Inc., “C” (a)	448,463	242,990,707
LinkedIn Corp., “A” (a)	525,969	119,011,006
Twitter, Inc. (a)	857,191	35,779,152
Yahoo!, Inc. (a)	1,397,602	72,311,927

		$1,059,043,094
Machinery & Tools - 1.5%
Colfax Corp. (a)	1,162,886	$59,923,516
Roper Industries, Inc.	715,926	112,987,441

		$172,910,957
Major Banks - 0.5%
Morgan Stanley	1,830,307	$64,390,200

Medical & Health Technology & Services - 1.9%
Cerner Corp. (a)	1,435,164	$92,424,562
McKesson Corp.	633,203	133,453,864

		$225,878,426
Medical Equipment - 4.8%
Abbott Laboratories	2,365,276	$105,278,435
C.R. Bard, Inc.	281,785	47,156,720
Cooper Cos., Inc.	264,003	44,590,107
Covidien PLC	1,231,108	124,341,908
Thermo Fisher Scientific, Inc.	1,899,907	245,638,976

		$567,006,146
Oil Services - 1.1%
Halliburton Co.	929,986	$39,245,409
Schlumberger Ltd.	1,067,884	91,784,630

		$131,030,039
Other Banks & Diversified Financials - 6.5%
American Express Co.	1,539,480	$142,278,742
MasterCard, Inc., “A”	2,930,791	255,828,746
Visa, Inc., “A”	1,397,607	360,848,151

		$758,955,639
Pharmaceuticals - 6.0%
AbbVie, Inc.	1,187,990	$82,208,908
Actavis PLC (a)	910,262	246,326,000
Bristol-Myers Squibb Co.	2,990,214	176,572,137
Merck & Co., Inc.	683,903	41,307,741

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Receptos, Inc. (a)	164,809	$22,298,658
Valeant Pharmaceuticals International, Inc. (a)	503,065	73,170,804
Zoetis, Inc.	1,309,880	58,852,908

		$700,737,156
Printing & Publishing - 0.4%
Moody’s Corp.	451,855	$45,641,874

Railroad & Shipping - 1.2%
Kansas City Southern Co.	375,463	$44,657,569
Union Pacific Corp.	838,952	97,964,425

		$142,621,994
Restaurants - 1.5%
Starbucks Corp.	1,595,476	$129,568,606
YUM! Brands, Inc.	528,816	40,851,036

		$170,419,642
Specialty Chemicals - 0.7%
Airgas, Inc.	367,227	$42,462,458
Ecolab, Inc.	418,163	45,558,859

		$88,021,317
Specialty Stores - 6.7%
Amazon.com, Inc. (a)	326,945	$110,716,655
AutoZone, Inc. (a)	120,038	69,347,153
Burlington Stores, Inc. (a)	680,081	30,379,218
L Brands, Inc.	1,033,757	83,630,941
Ross Stores, Inc.	2,300,101	210,413,239
Tiffany & Co.	562,672	60,723,562
TJX Cos., Inc.	2,298,631	152,077,427
Tractor Supply Co.	797,908	61,383,062
Urban Outfitters, Inc. (a)	297,920	9,628,774

		$788,300,031
Telecommunications - Wireless - 2.1%
American Tower Corp., REIT	2,343,291	$246,068,988

Tobacco - 0.5%
Philip Morris International, Inc.	701,577	$60,988,089

Trucking - 0.1%
United Parcel Service, Inc., “B”	108,176	$11,890,706
Total Common Stocks (Identified Cost, $7,759,470,556)		$11,511,657,754

Portfolio of Investments – continued

Money Market Funds - 1.9%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	222,917,411	$222,917,411

Collateral for Securities Loaned - 0.3%
JPMorgan Prime Money Market Fund, 0.08%, at Cost and Net Asset Value (j)	36,184,481	$36,184,481
Total Investments (Identified Cost, $8,018,572,448)		$11,770,759,646

Other Assets, Less Liabilities - (0.3)%		(31,622,856)
Net Assets - 100.0%		$11,739,136,790

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $7,795,655,037)	$11,547,842,235
Underlying affiliated funds, at cost and value	222,917,411
Total investments, at value, including $34,747,314 of securities on loan (identified cost, $8,018,572,448)	$11,770,759,646
Receivables for
Investments sold	19,048,691
Fund shares sold	16,964,808
Interest and dividends	4,640,939
Other assets	4,961
Total assets	$11,811,419,045
Liabilities
Payables for
Investments purchased	$18,044,024
Fund shares reacquired	10,786,051
Collateral for securities loaned, at value	36,184,481
Payable to affiliates
Investment adviser	881,310
Shareholder servicing costs	5,766,067
Distribution and service fees	241,726
Payable for independent Trustees’ compensation	19,531
Accrued expenses and other liabilities	359,065
Total liabilities	$72,282,255
Net assets	$11,739,136,790
Net assets consist of
Paid-in capital	$7,642,989,176
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,752,186,536
Accumulated net realized gain (loss) on investments and foreign currency	347,990,349
Accumulated distributions in excess of net investment income	(4,029,271)
Net assets	$11,739,136,790
Shares of beneficial interest outstanding	162,232,742

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,285,992,789	59,920,644	$71.53
Class B	143,280,707	2,349,993	60.97
Class C	470,719,506	7,771,217	60.57
Class I	3,218,199,191	42,987,898	74.86
Class R1	15,390,245	253,289	60.76
Class R2	172,551,061	2,511,932	68.69
Class R3	462,227,275	6,489,066	71.23
Class R4	849,381,350	11,623,683	73.07
Class R5	2,121,394,666	28,325,020	74.89

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $75.89 [100 / 94.25 x $71.53]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$88,873,672
Interest	351,031
Dividends from underlying affiliated funds	276,062
Foreign taxes withheld	(447,713)
Total investment income	$89,053,052
Expenses
Management fee	$65,391,390
Distribution and service fees	17,531,725
Shareholder servicing costs	11,628,351
Administrative services fee	533,197
Independent Trustees’ compensation	110,548
Custodian fee	260,879
Shareholder communications	575,176
Audit and tax fees	65,686
Legal fees	93,113
Miscellaneous	510,191
Total expenses	$96,700,256
Fees paid indirectly	(73)
Reduction of expenses by investment adviser and distributor	(3,727,993)
Net expenses	$92,972,190
Net investment loss	$(3,919,138)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$538,315,516
Foreign currency	(43,330)
Net realized gain (loss) on investments and foreign currency	$538,272,186
Change in unrealized appreciation (depreciation)
Investments	$862,090,525
Translation of assets and liabilities in foreign currencies	(296)
Net unrealized gain (loss) on investments and foreign currency translation	$862,090,229
Net realized and unrealized gain (loss) on investments and foreign currency	$1,400,362,415
Change in net assets from operations	$1,396,443,277

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2014	2013
Change in net assets
From operations
Net investment income (loss)	$(3,919,138)	$8,483,575
Net realized gain (loss) on investments and foreign currency	538,272,186	330,431,069
Net unrealized gain (loss) on investments and foreign currency translation	862,090,229	1,750,151,287
Change in net assets from operations	$1,396,443,277	$2,089,065,931
Distributions declared to shareholders
From net investment income	$(5,610,021)	$—
From net realized gain on investments	(167,691,849)	—
Total distributions declared to shareholders	$(173,301,870)	$—
Change in net assets from fund share transactions	$1,226,175,903	$1,466,890,369
Total change in net assets	$2,449,317,310	$3,555,956,300
Net assets
At beginning of period	9,289,819,480	5,733,863,180
At end of period (including accumulated distributions in excess of net investment income of $4,029,271 and undistributed net investment income of $5,550,390, respectively)	$11,739,136,790	$9,289,819,480

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$63.99	$48.38	$42.43	$39.61		$35.08
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$0.03	$(0.05)	$(0.00	)(w)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	8.78	15.58	6.00	2.82		4.61
Total from investment operations	$8.69	$15.61	$5.95	$2.82		$4.53
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—		$—
Net asset value, end of period (x)	$71.53	$63.99	$48.38	$42.43		$39.61
Total return (%) (r)(s)(t)(x)	13.82	32.27	14.02	7.12		12.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.11	1.21		1.30
Expenses after expense reductions (f)	0.98	1.04	1.10	1.09		1.15
Net investment income (loss)	(0.13)	0.05	(0.11)	(0.00	)(w)	(0.21)
Portfolio turnover	33	32	50	80		103
Net assets at end of period (000 omitted)	$4,285,993	$3,755,552	$2,647,251	$2,269,089		$1,662,038

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$55.12	$41.98	$37.10	$34.89	$31.13
Income (loss) from investment operations
Net investment loss (d)	$(0.50)	$(0.33)	$(0.35)	$(0.27)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	7.50	13.47	5.23	2.48	4.07
Total from investment operations	$7.00	$13.14	$4.88	$2.21	$3.76
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$60.97	$55.12	$41.98	$37.10	$34.89
Total return (%) (r)(s)(t)(x)	12.96	31.30	13.15	6.33	12.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.80	1.86	1.96	2.05
Expenses after expense reductions (f)	1.73	1.79	1.84	1.84	1.90
Net investment loss	(0.89)	(0.68)	(0.86)	(0.74)	(0.96)
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$143,281	$149,880	$135,197	$147,690	$126,226

Class C	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$54.77	$41.72	$36.86	$34.67	$30.94
Income (loss) from investment operations
Net investment loss (d)	$(0.50)	$(0.34)	$(0.34)	$(0.28)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	7.45	13.39	5.20	2.47	4.04
Total from investment operations	$6.95	$13.05	$4.86	$2.19	$3.73
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$60.57	$54.77	$41.72	$36.86	$34.67
Total return (%) (r)(s)(t)(x)	12.95	31.28	13.19	6.32	12.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.80	1.86	1.96	2.05
Expenses after expense reductions (f)	1.73	1.79	1.85	1.84	1.90
Net investment loss	(0.89)	(0.72)	(0.85)	(0.75)	(0.96)
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$470,720	$349,813	$212,919	$167,878	$106,161

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$66.83	$50.40	$44.11	$41.07	$36.27
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.15	$0.07	$0.10	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	9.17	16.28	6.22	2.94	4.79
Total from investment operations	$9.25	$16.43	$6.29	$3.04	$4.80
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$—	$—	$—
From net realized gain on investments	(1.15)	—	—	—	—
Total distributions declared to shareholders	$(1.22)	$—	$—	$—	$—
Net asset value, end of period (x)	$74.86	$66.83	$50.40	$44.11	$41.07
Total return (%) (r)(s)(x)	14.08	32.60	14.26	7.40	13.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.80	0.86	0.91	1.05
Expenses after expense reductions (f)	0.74	0.79	0.84	0.82	0.90
Net investment income	0.11	0.25	0.15	0.23	0.04
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$3,218,199	$2,100,936	$883,450	$965,273	$108,419

Class R1	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$54.93	$41.85	$36.98	$34.78	$31.03
Income (loss) from investment operations
Net investment loss (d)	$(0.50)	$(0.32)	$(0.34)	$(0.28)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	7.48	13.40	5.21	2.48	4.06
Total from investment operations	$6.98	$13.08	$4.87	$2.20	$3.75
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$60.76	$54.93	$41.85	$36.98	$34.78
Total return (%) (r)(s)(x)	12.96	31.25	13.17	6.33	12.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.80	1.86	1.95	2.05
Expenses after expense reductions (f)	1.74	1.79	1.85	1.84	1.90
Net investment loss	(0.89)	(0.68)	(0.86)	(0.76)	(0.96)
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$15,390	$13,451	$12,146	$10,291	$5,894

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$61.65	$46.73	$41.08	$38.46	$34.14
Income (loss) from investment operations
Net investment loss (d)	$(0.25)	$(0.11)	$(0.16)	$(0.10)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	8.44	15.03	5.81	2.72	4.49
Total from investment operations	$8.19	$14.92	$5.65	$2.62	$4.32
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$68.69	$61.65	$46.73	$41.08	$38.46
Total return (%) (r)(s)(x)	13.52	31.93	13.75	6.81	12.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.30	1.36	1.44	1.55
Expenses after expense reductions (f)	1.24	1.29	1.35	1.33	1.40
Net investment loss	(0.39)	(0.20)	(0.36)	(0.26)	(0.47)
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$172,551	$161,937	$124,942	$103,764	$42,889

Class R3	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$63.73	$48.18	$42.25	$39.45	$34.92
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$0.02	$(0.04)	$(0.02)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	8.74	15.53	5.97	2.82	4.61
Total from investment operations	$8.65	$15.55	$5.93	$2.80	$4.53
Less distributions declared to shareholders
From net realized gain on investments	$(1.15)	$—	$—	$—	$—
Net asset value, end of period (x)	$71.23	$63.73	$48.18	$42.25	$39.45
Total return (%) (r)(s)(x)	13.81	32.27	14.04	7.10	12.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	1.11	1.20	1.30
Expenses after expense reductions (f)	0.99	1.02	1.10	1.09	1.15
Net investment income (loss)	(0.14)	0.04	(0.08)	(0.04)	(0.22)
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$462,227	$340,673	$181,189	$83,479	$30,767

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$65.26	$49.22	$43.05	$40.10	$35.42
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.16	$0.08	$0.10	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	8.95	15.88	6.09	2.85	4.67
Total from investment operations	$9.03	$16.04	$6.17	$2.95	$4.68
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$—	$—	$—
From net realized gain on investments	(1.15)	—	—	—	—
Total distributions declared to shareholders	$(1.22)	$—	$—	$—	$—
Net asset value, end of period (x)	$73.07	$65.26	$49.22	$43.05	$40.10
Total return (%) (r)(s)(x)	14.08	32.59	14.33	7.36	13.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.80	0.86	0.96	1.05
Expenses after expense reductions (f)	0.73	0.79	0.85	0.84	0.90
Net investment income	0.11	0.29	0.17	0.23	0.04
Portfolio turnover	33	32	50	80	103
Net assets at end of period (000 omitted)	$849,381	$783,009	$475,711	$216,784	$149,511

Class R5 (y)	Years ended 11/30
	2014	2013	2012	2011 (i)
Net asset value, beginning of period	$66.83	$50.36	$44.07	$40.29
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.21	$0.13	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	9.18	16.26	6.16	3.76
Total from investment operations	$9.32	$16.47	$6.29	$3.78
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$—	$—
From net realized gain on investments	(1.15)	—	—	—
Total distributions declared to shareholders	$(1.26)	$—	$—	$—
Net asset value, end of period (x)	$74.89	$66.83	$50.36	$44.07
Total return (%) (r)(s)(x)	14.20	32.70	14.27	9.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.71	0.81	0.97	(a)
Expenses after expense reductions (f)	0.64	0.71	0.81	0.91	(a)
Net investment income	0.20	0.37	0.27	0.15	(a)
Portfolio turnover	33	32	50	80
Net assets at end of period (000 omitted)	$2,121,395	$1,634,569	$1,061,058	$916

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, August 26, 2011, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 or ratio was less than 0.01%, as applicable.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$11,511,657,754	$—	$—	$11,511,657,754
Mutual Funds	259,101,892	—	—	259,101,892
Total Investments	$11,770,759,646	$—	$—	$11,770,759,646

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount

Notes to Financial Statements – continued

typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $34,747,314 and a related liability of $36,184,481 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/14	11/30/13
Ordinary income (including any short-term capital gains)	$5,617,193	$—
Long-term capital gains	167,684,677	—
Total distributions	$173,301,870	$—

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/14
Cost of investments	$8,041,518,933
Gross appreciation	3,813,839,761
Gross depreciation	(84,599,048)
Net unrealized appreciation (depreciation)	$3,729,240,713
Undistributed long-term capital gain	456,847,411
Capital loss carryforwards	(82,773,117)
Post-October capital loss deferral	(3,137,460)
Late year ordinary loss deferral	(4,009,582)
Other temporary differences	(20,351)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/17	$(82,773,117)

The availability of $82,773,117 of the capital loss carryforwards, which were acquired on August 26, 2011 in connection with the MFS Core Growth Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 11/30/14	Year ended 11/30/13	Year ended 11/30/14	Year ended 11/30/13
Class A	$—	$—	$67,760,870	$—
Class B	—	—	3,089,209	—
Class C	—	—	7,521,865	—
Class I	2,151,678	—	37,349,682	—
Class R1	—	—	283,225	—
Class R2	—	—	2,999,011	—
Class R3	—	—	6,318,516	—
Class R4	794,113	—	13,771,066	—
Class R5	2,664,230	—	28,598,405	—
Total	$5,610,021	$—	$167,691,849	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

The investment adviser had agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $5 billion to $10 billion; and 0.50% of average daily net assets in excess of $10 billion. This written agreement terminated on July 31, 2014. For the period December 1, 2013 through July 31, 2014, this management fee reduction amounted to $1,818,359, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $5 billion to $10 billion; 0.50% of average daily net assets in excess of $10 billion to $20 billion; and 0.45% of average daily net assets in excess of $20 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2016. For the period August 1, 2014 through November 30, 2014, this management fee reduction amounted to $1,206,745, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2014, this management fee reduction amounted to $457,508, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2014 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,036,434 for the year ended November 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$10,014,309
Class B	0.75%	0.25%	1.00%	1.00%	1,444,196
Class C	0.75%	0.25%	1.00%	1.00%	4,094,589
Class R1	0.75%	0.25%	1.00%	1.00%	145,012
Class R2	0.25%	0.25%	0.50%	0.50%	815,440
Class R3	—	0.25%	0.25%	0.25%	1,018,179
Total Distribution and Service Fees					$17,531,725

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2014, this rebate amounted to $219,479, $4,738, and $3,010 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2014, were as follows:

Amount
Class A	$21,220
Class B	163,288
Class C	47,531

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2014, the fee was $2,134,221, which equated to 0.0203% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended November 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $9,290,124.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the period December 1, 2013 through December 31, 2013, these costs for the fund amounted to $204,006 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective January 1, 2014, the fund no longer participates in this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2014 was equivalent to an annual effective rate of 0.0051% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,319 and the Retirement Deferral plan resulted in an expense of $3,529. Both

Notes to Financial Statements – continued

amounts are included in independent Trustees’ compensation for the year ended November 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $19,520 at November 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the ICCO Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the ICCO Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the ICCO Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended November 30, 2014, the aggregate fees paid by the fund under these agreements were $49,004 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the ICCO Agreements in the amount of $18,154, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended November 30, 2014, purchases and sales of investments, other than short-term obligations, aggregated $4,472,305,645 and $3,404,580,934, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/14		Year ended 11/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,131,174	$734,191,146	12,855,108	$714,687,450
Class B	288,380	16,337,184	361,611	17,223,308
Class C	2,225,739	124,889,900	2,048,769	97,449,719
Class I	18,991,548	1,311,082,514	19,649,763	1,119,141,764
Class R1	42,109	2,380,122	65,889	3,181,205
Class R2	491,454	31,124,704	555,088	29,246,580
Class R3	2,916,251	190,025,567	2,699,218	148,548,944
Class R4	5,724,477	386,103,319	5,196,839	302,534,635
Class R5	5,672,108	388,915,240	4,709,632	267,214,893
	47,483,240	$3,185,049,696	48,141,917	$2,699,228,498

Shares issued to shareholders in reinvestment of distributions
Class A	971,370	$61,420,131	—	$—
Class B	54,073	2,933,216	—	—
Class C	102,244	5,516,119	—	—
Class I	548,839	36,260,598	—	—
Class R1	5,235	283,218	—	—
Class R2	46,726	2,842,397	—	—
Class R3	100,255	6,318,516	—	—
Class R4	211,839	13,643,712	—	—
Class R5	473,585	31,248,139	—	—
	2,514,166	$160,466,046	—	$—

Shares reacquired
Class A	(10,873,604)	$(721,020,741)	(8,883,801)	$(487,049,110)
Class B	(711,779)	(40,323,808)	(862,408)	(40,656,869)
Class C	(944,168)	(53,200,397)	(765,039)	(36,200,324)
Class I	(7,991,729)	(554,746,746)	(5,739,572)	(333,975,581)
Class R1	(38,903)	(2,217,180)	(111,282)	(5,201,618)
Class R2	(652,899)	(41,162,265)	(602,116)	(31,422,729)
Class R3	(1,872,868)	(124,260,100)	(1,114,659)	(60,997,453)
Class R4	(6,311,804)	(423,759,728)	(2,863,536)	(159,984,454)
Class R5	(2,277,985)	(158,648,874)	(1,320,761)	(76,849,991)
	(31,675,739)	$(2,119,339,839)	(22,263,174)	$(1,232,338,129)

Notes to Financial Statements – continued

	Year ended 11/30/14		Year ended 11/30/13
	Shares	Amount	Shares	Amount
Net change
Class A	1,228,940	$74,590,536	3,971,307	$227,638,340
Class B	(369,326)	(21,053,408)	(500,797)	(23,433,561)
Class C	1,383,815	77,205,622	1,283,730	61,249,395
Class I	11,548,658	792,596,366	13,910,191	785,166,183
Class R1	8,441	446,160	(45,393)	(2,020,413)
Class R2	(114,719)	(7,195,164)	(47,028)	(2,176,149)
Class R3	1,143,638	72,083,983	1,584,559	87,551,491
Class R4	(375,488)	(24,012,697)	2,333,303	142,550,181
Class R5	3,867,708	261,514,505	3,388,871	190,364,902
	18,321,667	$1,226,175,903	25,878,743	$1,466,890,369

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Managed Wealth Fund, were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2014, the fund’s commitment fee and interest expense were $39,223 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	230,807,699	1,578,332,773	(1,586,223,061)	222,917,411

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$276,062	$222,917,411

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust II and the Shareholders of MFS Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Fund (one of the series of MFS Series Trust II) (the “Fund”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

Trustees and Officers – continued

removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fischman
Matthew Sabel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account, that effective April 1, 2008, the Fund changed its name (formerly the Fund was named MFS Emerging Growth Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion, that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion and $10 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $20 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $203,912,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of November 30, 2014 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2014 and 2013, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Growth Fund	51,241	50,643

For the fiscal years ended November 30, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Growth Fund	0	0	6,615	6,537	3,345	484

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Growth Fund*	1,945,771	1,430,308	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by Deloitte:
To MFS Growth Fund, MFS and MFS Related Entities#	1,959,069	1,452,149

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST II

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: January 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: January 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2015

*	Print name and title of each signing officer under his or her signature.